Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Isabella Bank Corporation (the “Corporation”) on Form 10- K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), Richard J. Barz, Chief Executive Officer and Dennis P. Angner , Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, financial condition and results of operations of the Corporation.

/s/ Richard J. Barz
Chief Executive Officer (Principal Executive Officer)
February 23, 2011

/s/ Dennis P. Angner
President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)
February 23, 2011

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